Exhibit 99.2


Merrill Lynch & Co., Inc.                                 Attachment I

Preliminary Unaudited
 Earnings Summary
                                                          Percent
                         For the Three Months Ended     Inc / (Dec)
                        ----------------------------- ----------------
                                                       2Q07    2Q07
(in millions, except    June 29,  March 30, June 30,    vs.     vs.
 per share amounts)       2007      2007      2006     1Q07    2Q06
                        --------- --------- --------- ------- --------

Net Revenues
  Principal
   transactions         $  3,548  $  2,734  $  1,180      30 %   201 %
  Commissions              1,786     1,697     1,542       5      16
  Investment banking       1,538     1,514     1,221       2      26
  Managed accounts and
   other fee-based
   revenues                1,411     1,354     1,773       4     (20)
  Revenues from
   consolidated
   investments               133       131       186       2     (28)
  Other                      719     1,083     1,112     (34)    (35)
                        --------- --------- ---------
    Subtotal               9,135     8,513     7,014       7      30

  Interest and dividend
   revenues               14,671    12,962     9,690      13      51
  Less interest expense   14,078    11,621     8,531      21      65
                        --------- --------- ---------
    Net interest profit      593     1,341     1,159     (56)    (49)
                        --------- --------- ---------

  Total Net Revenues       9,728     9,854     8,173      (1)     19
                        --------- --------- ---------

Non-Interest Expenses
  Compensation and
   benefits                4,759     4,887     3,980      (3)     20
  Communications and
   technology                484       480       429       1      13
  Brokerage, clearing,
   and exchange fees         346       310       266      12      30
  Occupancy and related
   depreciation              277       265       249       5      11
  Professional fees          245       225       196       9      25
  Advertising and
   market development        201       158       191      27       5
  Office supplies and
   postage                    56        59        57      (5)     (2)
  Expenses of
   consolidated
   investments                43        59       145     (27)    (70)
  Other                      294       316       311      (7)     (5)
                        --------- --------- ---------

  Total Non-Interest
   Expenses                6,705     6,759     5,824      (1)     15
                        --------- --------- ---------

Earnings Before Income
 Taxes                     3,023     3,095     2,349      (2)     29

Income tax expense           884       937       716      (6)     23
                        --------- --------- ---------

Net Earnings            $  2,139  $  2,158  $  1,633      (1)     31
                        ========= ========= =========

Preferred Stock
 Dividends              $     72  $     52  $     45      38      60
                        ========= ========= =========

Net Earnings Applicable
 to Common Stockholders $  2,067  $  2,106  $  1,588      (2)     30
                        ========= ========= =========

Earnings Per Common
 Share
  Basic                 $   2.48  $   2.50  $   1.79      (1)     39
  Diluted               $   2.24  $   2.26  $   1.63      (1)     37

Average Shares Used in
 Computing Earnings Per
 Common Share
  Basic                    833.8     841.3     885.4      (1)     (6)
  Diluted                  923.3     930.2     973.3      (1)     (5)

Annualized Return on
 Average Common Equity      22.4%     23.2%     18.6%

----------------------------------------------------------------------
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

Merrill Lynch & Co., Inc.                                Attachment II

Preliminary Unaudited Earnings
 Summary
                                     For the Six Months
                                            Ended
                                    ---------------------
(in millions, except per share       June 29,   June 30,    Percent
 amounts)                              2007       2006    Inc / (Dec)
                                    ---------- ---------- -----------

Net Revenues
  Principal transactions            $   6,282  $   3,168          98 %
  Commissions                           3,483      3,102          12
  Investment banking                    3,052      2,244          36
  Managed accounts and other fee-
   based revenues                       2,765      3,452         (20)
  Revenues from consolidated
   investments                            264        290          (9)
  Other                                 1,802      1,665           8
                                    ---------- ----------
    Subtotal                           17,648     13,921          27

  Interest and dividend revenues       27,633     18,354          51
  Less interest expense                25,699     16,130          59
                                    ---------- ----------
    Net interest profit                 1,934      2,224         (13)
                                    ---------- ----------

  Total Net Revenues                   19,582     16,145          21
                                    ---------- ----------

Non-Interest Expenses
  Compensation and benefits             9,646      9,730          (1)
  Communications and technology           964        882           9
  Brokerage, clearing, and exchange
   fees                                   656        525          25
  Occupancy and related
   depreciation                           542        490          11
  Professional fees                       470        396          19
  Advertising and market
   development                            359        335           7
  Office supplies and postage             115        114           1
  Expenses of consolidated
   investments                            102        192         (47)
  Other                                   610        539          13
                                    ---------- ----------

  Total Non-Interest Expenses          13,464     13,203           2
                                    ---------- ----------

Earnings Before Income Taxes            6,118      2,942         108

Income tax expense                      1,821        834         118
                                    ---------- ----------

Net Earnings                        $   4,297  $   2,108         104
                                    ========== ==========

Preferred Stock Dividends           $     124  $      88          41
                                    ========== ==========

Net Earnings Applicable to Common
 Stockholders                       $   4,173  $   2,020         107
                                    ========== ==========

Earnings Per Common Share
  Basic                             $    4.98  $    2.28         118
  Diluted                           $    4.50  $    2.07         117

Average Shares Used in Computing
 Earnings Per Common Share
  Basic                                 837.6      884.6          (5)
  Diluted                               926.8      977.2          (5)

Annualized Return on Average Common
 Equity                                  22.8%      11.9%

---------------------------------------------------------------------
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

Merrill Lynch & Co., Inc.                               Attachment III


Reconciliation of Non-GAAP Measures

Merrill Lynch adopted Statement of Financial Accounting Standards No.
 123 (as revised in 2004) for stock-based employee compensation during the first quarter 2006. Additionally, as a result of a comprehensive review of the retirement provisions in its stock-based compensation plans, Merrill Lynch also modified the retirement eligibility requirements of existing stock awards in order to facilitate transition to more stringent retirement eligibility requirements for future stock awards. These modifications and the adoption of the new accounting standard required Merrill Lynch to accelerate the recognition of compensation expenses for affected stock awards, resulting in the "one-time compensation expenses." These changes represent timing differences and are not economic in substance. Management believes that while the results excluding the one-time expenses are considered non-GAAP measures, they depict the operating performance of the company more clearly and enable more appropriate period-to-period comparisons.

----------------------------------------------------------------------

Preliminary Unaudited Earnings        For the Six Months Ended
 Summary                                    June 30, 2006
------------------------------- -------------------------------------

                                Excluding the First Quarter
                                   Impact of     Impact of
                                  One-time      One-time
(in millions, except per share   Compensation  Compensation   GAAP
 amounts)                          Expenses      Expenses     Basis
                                -------------------------------------
Net Revenues (a)                $     16,145  $          -  $  16,145
                                ------------- ------------- ---------

Non-Interest Expenses
  Compensation and benefits (b)        7,971         1,759      9,730
  Non-compensation expenses (c)        3,473             -      3,473
                                ------------- ------------- ---------
  Total Non-Interest Expenses         11,444         1,759     13,203
                                ------------- ------------- ---------

Earnings Before Income Taxes
 (d)                                   4,701        (1,759)     2,942

Income Tax Expense (e)                 1,416          (582)       834
                                ------------- ------------- ---------

Net Earnings                    $      3,285  $     (1,177) $   2,108
                                ============= ============= =========

Preferred Stock Dividends       $         88  $          -  $      88
                                ============= ============= =========

Net Earnings Applicable to
 Common Stockholders            $      3,197  $     (1,177) $   2,020
                                ============= ============= =========

Earnings Per Common Share
  Basic                         $       3.63  $      (1.35) $    2.28
  Diluted                       $       3.28  $      (1.21) $    2.07

Average Shares Used in
 Computing Earnings Per Common
 Share
  Basic                                881.7           2.9      884.6
  Diluted                              974.4           2.8      977.2

----------------------------------------------------------------------

Financial Ratios                 For the Six Months Ended
                                       June 30, 2006
------------------------------- ---------------------------
                                Excluding the
                                   Impact of
                                  One-time
                                 Compensation
                                   Expenses    GAAP Basis
                                ---------------------------

Ratio of compensation and
 benefits to net revenues
 (b)/(a)                                49.4%         60.3%

Ratio of non-compensation
 expenses to net revenues
 (c)/(a)                                21.5%         21.5%

Effective Tax Rate (e)/(d)              30.1%         28.3%

Pre-tax Profit Margin (d)/(a)           29.1%         18.2%

-----------------------------------------------------------

Average Common Equity           $     33,831  $     33,831

Average impact of one-time
 compensation expenses                  (145)            -
                                ---------------------------

Average Common Equity                 33,686        33,831

Annualized Return on Average
 Common Equity                          19.0%         11.9%

Merrill Lynch & Co., Inc.                                Attachment IV


Preliminary Segment Data
 (unaudited)
                                                          Percent
                         For the Three Months Ended     Inc / (Dec)
                        ----------------------------------------------
                                                       2Q07    2Q07
                        June 29,  March 30, June 30,    vs.     vs.
 (dollars in millions)    2007      2007      2006     1Q07    2Q06
                        --------- --------- --------- ------- -------

 Global Markets &
  Investment Banking
   Global Markets
       FICC             $  2,618  $  2,801  $  1,691    (7)  %    55 %
       Equity Markets      2,148     2,386     1,863   (10)       15
                        --------- --------- ---------
      Total Global
       Markets net
       revenues            4,766     5,187     3,554    (8)       34
   Investment Banking
    (1)
     Origination:
       Debt                  479       591       401   (19)       19
       Equity                547       363       315    51        74
     Strategic Advisory
      Services               397       399       296    (1)       34
                        --------- --------- ---------
      Total Investment
       Banking net
       revenues            1,423     1,353     1,012     5        41
                        --------- --------- ---------
      Total net revenues
       (a)                 6,189     6,540     4,566    (5)       36
                        --------- --------- ---------

      Pre-tax earnings     2,102     2,343     1,465   (10)       43
      Impact of one-time
       compensation
       expenses                -         -         -
                        --------- --------- ---------
      Pre-tax earnings
       excluding one-
       time compensation
       expenses (b)        2,102     2,343     1,465   (10)       43

      Pre-tax profit
       margin               34.0%     35.8%     32.1%
      Pre-tax profit
       margin excluding
       one-time
       compensation
       expenses (b)/(a)     34.0%     35.8%     32.1%
 ---------------------------------------------------------------------

 Global Wealth
  Management
 Global Private Client
     Fee-based revenues $  1,602  $  1,539  $  1,443     4        11
     Transactional and
      origination
      revenues             1,007       903       881    12        14
     Net interest profit
      and related
      hedges(2)              587       604       533    (3)       10
     Other revenues          117        97        77    21        52
                        --------- --------- ---------
        Total Global
         Private Client
         net revenues      3,313     3,143     2,934     5        13
                        --------- --------- ---------
 Global Investment
  Management net
  revenues                   305       261       139    17       119
                        --------- --------- ---------
       Total net
        revenues (a)       3,618     3,404     3,073     6        18
                        --------- --------- ---------

      Pre-tax earnings     1,011       842       729    20        39
      Impact of one-time
       compensation
       expenses                -         -         -
                        --------- --------- ---------
      Pre-tax earnings
       excluding one-
       time compensation
       expenses (b)        1,011       842       729    20        39

      Pre-tax profit
       margin               27.9%     24.7%     23.7%
      Pre-tax profit
       margin excluding
       one-time
       compensation
       expenses (b)/(a)     27.9%     24.7%     23.7%
 ---------------------------------------------------------------------

 Merrill Lynch
  Investment Managers
      Total net revenues
       (a)              $      -  $      -  $    630   N/M       N/M

      Pre-tax earnings         -         -       240   N/M       N/M
      Impact of one-time
       compensation
       expenses                -         -         -   N/M       N/M
                        --------- --------- ---------
      Pre-tax earnings
       excluding one-
       time compensation
       expenses (b)            -         -       240   N/M       N/M

      Pre-tax profit
       margin                  -         -      38.1%
      Pre-tax profit
       margin excluding
       one-time
       compensation
       expenses (b)/(a)        -         -      38.1%
 ---------------------------------------------------------------------

 Corporate
      Total net revenues$    (79) $    (90) $    (96)   12        18

      Pre-tax earnings       (90)      (90)      (85)    -        (6)
 ---------------------------------------------------------------------

 Total
      Total net revenues
       (a)              $  9,728  $  9,854  $  8,173    (1)       19

      Pre-tax earnings     3,023     3,095     2,349    (2)       29
      Impact of one-time
       compensation
       expenses                -         -         -
                        --------- --------- ---------
      Pre-tax earnings
       excluding one-
       time compensation
       expenses (b)        3,023     3,095     2,349    (2)       29

      Pre-tax profit
       margin               31.1%     31.4%     28.7%
      Pre-tax profit
       margin excluding
       one-time
       compensation
       expenses (b)/(a)     31.1%     31.4%     28.7%
 ---------------------------------------------------------------------


Preliminary Segment Data (unaudited)
                                       For the Six Months
                                              Ended
                                       -------------------
                                       June 29,  June 30,    Percent
 (dollars in millions)                   2007      2006    Inc / (Dec)
                                       --------- --------- -----------

 Global Markets & Investment Banking
   Global Markets
       FICC                            $  5,419  $  3,749          45%
       Equity Markets                     4,534     3,450          31
                                       --------- ---------
      Total Global Markets net revenues   9,953     7,199          38
   Investment Banking (1)
     Origination:
       Debt                               1,070       829          29
       Equity                               910       552          65
     Strategic Advisory Services            796       553          44
                                       --------- ---------
      Total Investment Banking net
       revenues                           2,776     1,934          44
                                       --------- ---------
      Total net revenues (a)             12,729     9,133          39
                                       --------- ---------

      Pre-tax earnings                    4,445     1,681         164
      Impact of one-time compensation
       expenses                               -     1,369         N/M
                                       --------- ---------
      Pre-tax earnings excluding one-
       time compensation expenses (b)     4,445     3,050          46

      Pre-tax profit margin                34.9%     18.4%
      Pre-tax profit margin excluding
       one-time compensation expenses
       (b)/(a)                             34.9%     33.4%
 --------------------------------------------------------------------

 Global Wealth Management
 Global Private Client
     Fee-based revenues                $  3,141  $  2,815          12
     Transactional and origination
      revenues                            1,910     1,757           9
     Net interest profit and related
      hedges(2)                           1,191     1,060          12
     Other revenues                         214       133          61
                                       --------- ---------
        Total Global Private Client net
         revenues                         6,456     5,765          12
                                       --------- ---------
 Global Investment Management net
  revenues                                  566       243         133
                                       --------- ---------
       Total net revenues (a)             7,022     6,008          17
                                       --------- ---------

      Pre-tax earnings                    1,853     1,090          70
      Impact of one-time compensation
       expenses                               -       281         N/M
                                       --------- ---------
      Pre-tax earnings excluding one-
       time compensation expenses (b)     1,853     1,371          35

      Pre-tax profit margin                26.4%     18.1%
      Pre-tax profit margin excluding
       one-time compensation expenses
       (b)/(a)                             26.4%     22.8%
 --------------------------------------------------------------------

 Merrill Lynch Investment Managers
      Total net revenues (a)           $      -  $  1,200         N/M

      Pre-tax earnings                        -       353         N/M
      Impact of one-time compensation
       expenses                               -       109         N/M
                                       --------- ---------
      Pre-tax earnings excluding one-
       time compensation expenses (b)         -       462         N/M

      Pre-tax profit margin                   -      29.4%
      Pre-tax profit margin excluding
       one-time compensation expenses
       (b)/(a)                                -      38.5%
 --------------------------------------------------------------------

 Corporate
      Total net revenues               $   (169) $   (196)         14

      Pre-tax earnings                     (180)     (182)          1
 --------------------------------------------------------------------

 Total
      Total net revenues (a)           $ 19,582  $ 16,145          21

      Pre-tax earnings                    6,118     2,942         108
      Impact of one-time compensation
       expenses                               -     1,759         N/M
                                       --------- ---------
      Pre-tax earnings excluding one-
       time compensation expenses (b)     6,118     4,701          30

      Pre-tax profit margin                31.2%     18.2%
      Pre-tax profit margin excluding
       one-time compensation expenses
       (b)/(a)                             31.2%     29.1%
 --------------------------------------------------------------------

N/M = Not Meaningful
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.
(1) A portion of Origination revenue is recorded in the Global Wealth Management segment.
(2) Includes interest component of non-qualifying derivatives which are included in Other Revenues.

Merrill Lynch & Co., Inc.                            Attachment V


Consolidated Quarterly                              (in millions)
 Earnings (unaudited)

                           2Q06    3Q06    4Q06    1Q07    2Q07
                          ------- ------- ------- ------- -------
 Net Revenues
   Principal transactions $ 1,180 $ 1,673 $ 2,193 $ 2,734 $ 3,548
   Commissions
       Listed and over-
        the-counter
        securities            982     824     912   1,066   1,127
       Mutual funds           470     426     485     521     541
       Other                   90      88     115     110     118
                          ------- ------- ------- ------- -------
       Total                1,542   1,338   1,512   1,697   1,786
   Investment banking
       Underwriting           924     660   1,227   1,117   1,140
       Strategic advisory     297     262     287     397     398
                          ------- ------- ------- ------- -------
       Total                1,221     922   1,514   1,514   1,538
   Managed accounts and
    other fee-based
    revenues
       Portfolio service
        fees                  797     801     833     872     892
       Asset management
        fees                  641     657     150     145     161
       Account fees           114     113     115     111     118
       Other fees             221     211     207     226     240
                          ------- ------- ------- ------- -------
       Total                1,773   1,782   1,305   1,354   1,411
   Revenues from
    consolidated
    investments               186     210      70     131     133
   Other                    1,112     773     821   1,083     719
                          ------- ------- ------- ------- -------
      Subtotal              7,014   6,698   7,415   8,513   9,135
   Interest and dividend
    revenues                9,690  10,690  11,544  12,962  14,671
   Less interest expense    8,531   9,452  10,350  11,621  14,078
                          ------- ------- ------- ------- -------
      Net interest profit   1,159   1,238   1,194   1,341     593
   Gain on merger               -   1,969       -       -       -

                          ------- ------- ------- ------- -------
   Total Net Revenues       8,173   9,905   8,609   9,854   9,728
                          ------- ------- ------- ------- -------

 Non-Interest Expenses
   Compensation and
    benefits                3,980   3,949   3,324   4,887   4,759
   Communications and
    technology                429     485     477     480     484
   Brokerage, clearing,
    and exchange fees         266     278     294     310     346
   Occupancy and related
    depreciation              249     259     249     265     277
   Professional fees          196     224     264     225     245
   Advertising and market
    development               191     164     193     158     201
   Office supplies and
    postage                    57      53      59      59      56
   Expenses of
    consolidated
    investments               145     142      46      59      43
   Other                      311     223     347     316     294

                          ------- ------- ------- ------- -------
   Total Non-Interest
    Expenses                5,824   5,777   5,253   6,759   6,705
                          ------- ------- ------- ------- -------

 Earnings Before Income
  Taxes                     2,349   4,128   3,356   3,095   3,023
 Income tax expense           716   1,083   1,010     937     884
                          ------- ------- ------- ------- -------

 Net Earnings             $ 1,633 $ 3,045 $ 2,346 $ 2,158 $ 2,139

------------------------------------------------- ---------------
Per Common Share Data
                           2Q06    3Q06    4Q06    1Q07    2Q07
                          ------- ------- ------- ------- -------

   Earnings - Basic       $  1.79 $  3.50 $  2.71 $  2.50 $  2.48
   Earnings - Diluted        1.63    3.17    2.41    2.26    2.24
   Dividends paid            0.25    0.25    0.25    0.35    0.35
   Book value               37.18   40.22   41.35   42.25   43.55 est.

----------------------------------------------------------------------

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

Merrill Lynch & Co., Inc.                                Attachment VI


Percentage of Quarterly Net
 Revenues (unaudited)

                                2Q06    3Q06    4Q06    1Q07    2Q07
                               ------- ------- ------- ------- -------
 Net Revenues
   Principal transactions        14.4%   16.9%   25.5%   27.7%   36.5%
   Commissions
       Listed and over-the-
        counter securities       12.0%    8.3%   10.6%   10.8%   11.6%
       Mutual funds               5.8%    4.3%    5.6%    5.3%    5.6%
       Other                      1.1%    0.9%    1.4%    1.1%    1.2%
                               ------- ------- ------- ------- -------
       Total                     18.9%   13.5%   17.6%   17.2%   18.4%
   Investment banking
       Underwriting              11.3%    6.7%   14.3%   11.3%   11.7%
       Strategic advisory         3.6%    2.6%    3.3%    4.0%    4.1%
                               ------- ------- ------- ------- -------
       Total                     14.9%    9.3%   17.6%   15.3%   15.8%
   Managed accounts and other
    fee-based revenues
       Portfolio service fees     9.8%    8.1%    9.7%    8.8%    9.2%
       Asset management fees      7.8%    6.6%    1.7%    1.5%    1.7%
       Account fees               1.4%    1.1%    1.3%    1.1%    1.2%
       Other fees                 2.7%    2.2%    2.5%    2.3%    2.4%
                               ------- ------- ------- ------- -------
       Total                     21.7%   18.0%   15.2%   13.7%   14.5%
   Revenues from consolidated
    investments                   2.3%    2.1%    0.8%    1.3%    1.4%
   Other                         13.6%    7.8%    9.4%   11.2%    7.3%
                               ------- ------- ------- ------- -------
      Subtotal                   85.8%   67.6%   86.1%   86.4%   93.9%
   Interest and dividend
    revenues                    118.6%  107.9%  134.1%  131.5%  150.8%
   Less interest expense        104.4%   95.4%  120.2%  117.9%  144.7%
                               ------- ------- ------- ------- -------
      Net interest profit        14.2%   12.5%   13.9%   13.6%    6.1%
   Gain on merger                 0.0%   19.9%    0.0%    0.0%    0.0%

                               ------- ------- ------- ------- -------
   Total Net Revenues           100.0%  100.0%  100.0%  100.0%  100.0%
                               ------- ------- ------- ------- -------

 Non-Interest Expenses
   Compensation and benefits     48.7%   39.9%   38.6%   49.6%   48.9%
   Communications and
    technology                    5.2%    4.9%    5.5%    4.9%    5.0%
   Brokerage, clearing, and
    exchange fees                 3.3%    2.8%    3.4%    3.1%    3.6%
   Occupancy and related
    depreciation                  3.0%    2.6%    2.9%    2.7%    2.8%
   Professional fees              2.4%    2.3%    3.1%    2.3%    2.5%
   Advertising and market
    development                   2.3%    1.7%    2.2%    1.6%    2.1%
   Office supplies and postage    0.7%    0.5%    0.7%    0.6%    0.6%
   Expenses of consolidated
    investments                   1.8%    1.4%    0.5%    0.6%    0.4%
   Other                          3.9%    2.2%    4.1%    3.2%    3.0%
                               ------- ------- ------- ------- -------
   Total Non-Interest Expenses   71.3%   58.3%   61.0%   68.6%   68.9%
                               ------- ------- ------- ------- -------

 Earnings Before Income Taxes    28.7%   41.7%   39.0%   31.4%   31.1%

 Income tax expense               8.7%   11.0%   11.7%    9.5%    9.1%
                               ------- ------- ------- ------- -------

 Net Earnings                    20.0%   30.7%   27.3%   21.9%   22.0%

------------------------------------------------------ ---------------

  Common shares outstanding (in
   millions):
                                2Q06    3Q06    4Q06    1Q07    2Q07
                               ------- ------- ------- ------- -------
      Weighted-average - basic  885.4   855.8   847.4   841.3   833.8
      Weighted-average -
       diluted                  973.3   945.3   952.2   930.2   923.3
      Period-end                898.1   883.3   868.0   876.9   862.6
----------------------------------------------------------------------

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

Merrill Lynch & Co., Inc.                               Attachment VII


Supplemental Data
 (unaudited)                                     (dollars in billions)

                          2Q06     3Q06       4Q06     1Q07     2Q07
                        -------- --------   -------- -------- --------
    Client Assets
       U.S.             $  1,370 $  1,412   $  1,483 $  1,503 $  1,550
       Non - U.S.            124      130        136      145      153
                        -------- --------   -------- -------- --------
    Total Client Assets    1,494    1,542      1,619    1,648    1,703

    Assets in
     Annuitized-Revenue
     Products                559      578        613      633      668

    ------------------------------------------------------------------

    Net New Money
         All Client
          Accounts (1)  $      7 $     14   $     22 $     16 $      9

         Annuitized-
          Revenue
          Products (1)
          (2)                 10        7         18       16       12

    ------------------------------------------------------------------

    Balance Sheet
     Information: (3)
         Short-term
          Borrowings    $   17.5 $   14.3   $   18.1 $   20.2 $   20.0
         Deposits           79.4     77.9       84.1     84.9     82.8
         Long-term
          Borrowings       140.0    160.4      181.4    205.4    226.3
         Junior
          Subordinated
          Notes (related
          to trust
          preferred
          securities)        3.1      3.1        3.8      3.5      4.4

    Stockholders'
     Equity: (3)
         Preferred
          Stockholders'
          Equity             3.1      3.1        3.1      4.7      4.6
         Common
          Stockholders'
          Equity            33.4     35.6       35.9     37.0     37.6
                        -------- --------   -------- -------- --------
    Total Stockholders'
     Equity                 36.5     38.7       39.0     41.7     42.2

    ------------------------------------------------------------------

    Full-Time Employees
     (4)                  56,000   55,300(5)  56,200   60,300   61,900

    Private Client
     Financial Advisors
     (6)                  15,520   15,700     15,880   15,930   16,200

    ------------------------------------------------------------------

    Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

(1) GWM net new money excludes flows associated with the Institutional Advisory Division which serves certain small- and middle-market companies, as well as net inflows at BlackRock from distribution channels other than Merrill Lynch.

(2) Includes both net new client assets into annuitized-revenue products, as well as existing client assets transferred into annuitized-revenue products.

(3) Balance Sheet Information and Stockholders' Equity are estimated for 2Q07.

(4) Excludes 300 full-time employees on salary continuation severance at the end of 2Q06, 200 at the end of 3Q06, 100 at the end of 4Q06, 200 at the end of 1Q07, and 300 at the end of 2Q07.

(5) Excludes 2,400 MLIM employees that moved over to BlackRock at the end of 3Q06.

(6) Includes 140 Financial Advisors associated with the Mitsubishi UFJ joint venture at the end of 2Q06, 150 at the end of 3Q06 and 4Q06, 160 at the end of 1Q07, and 170 at the end of 2Q07.



    CONTACT: Merrill Lynch
             Media Relations:
             Jessica Oppenheim, 212-449-2107
             jessica_oppenheim@ml.com
             or
             Investor Relations:
             Jonathan Blum, 866-607-1234
             investor_relations@ml.com